SUPPLEMENT TO THE CURRENTLY EFFECTIVE PROSPECTUS

DWS California Tax-Free Income Fund
DWS New York Tax-Free Income Fund
The following disclosure is added under the “MAIN RISKS” section within the “FUND DETAILS” section of each fund’s prospectus.
Forward commitment risk. When the fund engages in forward or delayed delivery transactions, the fund relies on the counterparty to consummate the transaction. Failure to do so may result in the fund missing the opportunity to obtain a price or yield considered to be advantageous. Such transactions may also have the effect of leverage on the fund and may cause the fund to be more volatile.
Please Retain This Supplement for Future Reference
March 21, 2023
PROSTKR23-07